                                                                    Exhibit 24.1
                               POWER OF ATTORNEY

         The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint DAVID FREMED AND HARRY RUBIN, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of Infogrames, Inc. for the fiscal year ended June 30, 2002, and any and all amendments thereto.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

             SIGNATURE                                           TITLE(S)                                        DATE
             ---------                                           --------                                        ----
       /s/  BRUNO BONNELL              Chairman of the Board of Directors and Chief                     September 25, 2002
---------------------------------         Executive Officer (principal executive
           Bruno Bonnell                    officer) and Director


       /s/  DENIS GUYENNOT             Director and President, Chief Operating                          September 25, 2002
---------------------------------           Officer and Secretary
          Denis Guyennot

       /s/ JAMES ACKERLY               Director                                                         September 25, 2002
---------------------------------
           James Ackerly

       /s/ JAMES CAPARRO               Director                                                         September 25, 2002
---------------------------------
           James Caparro

       /s/  THOMAS A. HEYMANN          Director                                                         September 25, 2002
---------------------------------
         Thomas A. Heymann

       /s/  ANN E. KRONEN              Director                                                         September 25, 2002
---------------------------------
           Ann E. Kronen

       /s/  THOMAS MITCHELL            Director                                                         September 25, 2002
---------------------------------
          Thomas Mitchell

       /s/  THOMAS SCHMIDER            Director                                                         September 25, 2002
---------------------------------
          Thomas Schmider

       /s/  DAVID WARD                 Director                                                         September 25, 2002
---------------------------------
            David Ward